Exhibit 10.108

ASSIGNMENT

OF

OIL, GAS AND MINERAL LEASE

THE STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS
COUNTY OF GREGG

For Valuable Consideration, the receipt and sufficiency of which is hereby acknowledged, SID R. FINKLEA, 2804 BROADWAY, KILGORE, TEXAS 75662, hereinafter referred to as “ASSIGN and CONVEY” unto ROBERT O. MORRISON (Hard Head Oil & Gas) PO Box 421, Selman City, Texas, and “ASSIGN and CONVEY” unto TALMADGE L. DOWDEN, 2920 CR. 313- SOUTH HENDERSON, TEXAS, 75654, all of its right, title and interest in the Oil, Gas, and Mineral Lease described on Exhibit “A” attached hereto and made a part hereof for all purposes (herein referred to as Exhibit “A”), covering the land situated in Gregg County, Texas, identified on Exhibit “A” personal property fixtures and equipment located on the land described on Exhibit “A”. It is the intent of Assignor to assign to Assignee’s all interest owned by Assignor in the MAURINE TURNBOW LEASE, WELL #1, described in Exhibit “A”.

The interest assigned herein is subject to and shall bear its proportionate part of lessors’ royalty and any and all existing overriding royalties and similar encumbrances affecting the Subject Lease and the terms and provisions of the Subject Lease and any and all instruments by, through and under which Assignors acquired the Subject Lease, MAURINE TURNBOW.

This Assignment is made without warranty of title either expressed or implied except that Assignor covenant with Assignee’s that all personal property hereby conveyed to Assignee’s is free from all encumbrances and that Assignor have the lawful right to sell and dispose of the same.

TO HAVE AND TO HOLD between Assignor and Assignee’s, their heirs, successors and/or assigns in accordance with the terms herewith.

This Assignment is executed on this the 11th day of July, 2003.

SID R. FINKLEA

BY	/s/ Sid R. Finklea
SID R. FINKLEA

STATE OF TEXAS

COUNTY OF RUSK

BEFORE ME, the undersigned authority, on this day personally appeared SID R. FINKLEA, known to me to be the person whose name is subscribed to the foregoing instrument, as Owner of the MAURINE TURNBOW LEASE, WELL#1, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity stated and the act and deed of said owner.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 11th day of July, 2002.

/s/ Brenda K. Finley
Notary Public in and for the State of Texas